UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

July 30, 2019

Date of Report (Date of earliest event reported)

TRAVELCENTERS OF AMERICA LLC

(Exact name of registrant as specified in its charter)

Delaware	001-33274	20-5701514
(State of Incorporation)	(Commission File Number)	(IRS Employer
Identification Number)

24601 Center Ridge Road

Westlake, Ohio 44145

(Address of principal executive offices)
(Zip Code)

(440) 808-9100

(Registrant’s telephone number, including area code)

N/A

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class:	Trading Symbol(s)	Name of each exchange on which registered:
Common Shares	TA	The Nasdaq Stock Market LLC
8.25% Senior Notes due 2028	TANNI	The Nasdaq Stock Market LLC
8.00% Senior Notes due 2029	TANNL	The Nasdaq Stock Market LLC
8.00% Senior Notes due 2030	TANNZ	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Introductory Note

On May 23, 2019, TravelCenters of America LLC (the “Company”) announced its plan to convert (the “Conversion”) from a Delaware limited liability company to a Maryland corporation (the “Corporation”). As part of the Conversion, the Company intends to effect a reverse stock split (the “Reverse Split”).

Item 8.01    Other Events.

The Conversion was unanimously approved by the Company’s Board of Directors on May 23, 2019. The Reverse Split was approved by the Company’s Board of Directors on July 29, 2019. In accordance with the Amended and Restated Limited Liability Company Agreement of the Company (the “LLC Agreement”), no vote of the shareholders is required or will be sought for the Conversion or the Reverse Split.

Plan of Conversion

On July 30, 2019, to implement the Conversion, the Company filed with the Secretary of State of the State of Delaware the Certificate of Conversion to a Corporation (the “Certificate of Conversion”) and with the State Department of Assessments and Taxation of Maryland, the Articles of Conversion to a Corporation (the “Articles of Conversion,”) and the Articles of Incorporation of the Corporation (the “Articles of Incorporation”). Pursuant to these filings, the Company expects the Conversion to become effective at 12:01 a.m. (Eastern Time) on August 1, 2019 (the “Effective Time”). Upon the Conversion, the Corporation will be named “TravelCenters of America Inc.”

At the Effective Time, the Company will convert to the Corporation and effect the Reverse Split pursuant to a plan of conversion (the “Plan of Conversion”), and the Articles of Incorporation and the Amended and Restated Bylaws of the Corporation (the “Bylaws”) will become effective.

The foregoing description of the Plan of Conversion, the Certificate of Conversion, the Articles of Conversion, the Articles of Incorporation and the Bylaws does not purport to be complete and is qualified in its entirety by reference to Exhibits 99.1, 99.2, 99.3, 99.4 and 99.5 to this Current Report on Form 8-K, respectively, which are incorporated herein by reference.

Common Stock of the Corporation; Reverse Stock Split

On July 30, 2019, the Company notified The Nasdaq Stock Market LLC (“Nasdaq”) that the Certificate of Conversion and the Articles of Conversion had been filed with the Secretary of State of the State of Delaware and the State Department of Assessments and Taxation of Maryland, respectively. At the Effective Time, each five (5) common shares of the Company, representing limited liability company interests of the Company (“Common Shares”), outstanding immediately prior to the Effective Time will be converted into one (1) issued and outstanding, fully paid and nonassessable share of common stock, par value $0.001 per share, of the Corporation (“Common Stock”); provided that any resulting fractional shares will be settled in cash in lieu of being issued. The Company will request that, as of the open of trading on August 1, 2019, Nasdaq cease trading of the Common Shares and commence trading of the Common Stock on Nasdaq under the existing ticker symbol “TA.” It is anticipated that the holders of Common Shares at the Effective Time, to the extent that they hold Common Shares in certificated form, will be required to tender their Common Share certificates for Common Stock certificates (reflecting the Conversion and the Reverse Split). A new CUSIP number will be issued for the Common Stock of the Corporation and will become effective upon the Effective Time.

Rights of Stockholders

The Articles of Incorporation and the Bylaws provide the Corporation’s stockholders following the Conversion with substantially the same rights and obligations that members have in the LLC Agreement and the Amended and Restated Bylaws of the Company other than those changes that are incidental to becoming a Maryland corporation. Following the Conversion, except as otherwise expressly provided in the Articles of Incorporation and the Bylaws, the holders of Common Stock will be entitled to vote on all matters on which stockholders of a corporation are generally entitled to vote on under the Maryland General Corporation Law (the “MGCL”), including the election of the board of directors of the Corporation. Holders of Common Stock will be entitled to one vote per share of Common Stock.

Directors and Executive Officers

The directors and executive officers of the Company immediately prior to the Effective Time will be the directors and executive officers of the Corporation, each holding the same position and title, at the Effective Time. In addition, the committees of the board, and the chairs and membership thereof, immediately prior to the Effective Time, will be the committees of the board, and the chairs and membership thereof, of the Corporation at the Effective Time.

To the extent applicable to Items 3.01, 3.03, 5.02 and 5.03 of a Current Report on Form 8-K, the disclosures set forth in this Item 8.01 are incorporated therein by reference.

Item 9.01    Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description
99.1	Plan of Conversion
99.2	Certificate of Conversion of TravelCenters of America LLC
99.3	Articles of Conversion of TravelCenters of America LLC
99.4	Articles of Incorporation of TravelCenters of America Inc.
99.5	Amended and Restated Bylaws of TravelCenters of America Inc.

Forward-Looking Statements

This Current Report on Form 8-K contains statements that constitute forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995 and other securities laws, including statements about the terms and timing of the Conversion and the Reverse Split and the effects thereof.  Also, whenever the Company uses words such as “believe”, “expect”, “anticipate”, “intend”, “plan”, “estimate”, “will”, “may”, and negatives or derivatives of these or similar expressions, the Company is making forward looking statements.  These forward-looking statements are based upon the Company’s present intent, beliefs or expectations, but forward-looking statements are not guaranteed to occur and may not occur.  Actual results may differ materially from those contained in or implied by the Company’s forward-looking statements as a result of various factors.

The information contained in the Company’s filings with the Securities and Exchange Commission (the “SEC”), including under the caption “Risk Factors” in the Company’s periodic reports, or incorporated therein, identifies other important factors that could cause the Company’s actual results to differ materially from those stated in or implied by the Company’s forward-looking statements. The Company’s filings with the SEC are available on the SEC’s website at www.sec.gov.

You should not place undue reliance upon the Company’s forward-looking statements.

Except as required by law, the Company does not intend to update or change any forward-looking statements as a result of new information, future events or otherwise.

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

TRAVELCENTERS OF AMERICA LLC

Date: July 30, 2019	By:	/s/ William E. Myers
	Name:	William E. Myers
	Title:	Executive Vice President, Chief Financial Officer, Treasurer and Assistant Secretary